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AMBAC
                                             Ambac Assurance Corporation
CERTIFICATE GUARANTY INSURANCE POLICY        One State Street Plaza, 15th Floor
                                             New York, New York 10004
                                             Telephone: (212) 668-0340







Insured Obligations:                                     Policy Number: AB0970BE
 Lehman XS Trust Mortgage Pass-Through Certificates,
 Series 2006-2N, Class 1-A3 and Class 2-A2A


                                                         Premium:
                                                         As specified in the
                                                         endorsement attached
                                                         hereto and made a part
                                                         hereof.


AMBAC ASSURANCE CORPORATION (AMBAC), a Wisconsin stock insurance corporation, in consideration of the payment of the premium and subject to the terms of this Policy, hereby agrees unconditionally and irrevocably to pay to the Trustee for the benefit of the Holders of the Insured Obligations, that portion of the Insured Amounts which shall become Due for Payment but shall be unpaid by reason of Nonpayment.

Ambac will make such payments to the "trustee from its own funds on the later of
(a) one (1) Business Day following notification to Ambac of Nonpayment or (b) the Business Day on which the Insured Amounts are Due for Payment. Such payments of principal or interest shall be made only upon presentation of an instrument of assignment in form and substance satisfactory to Ambac, transferring to Ambac all rights under such Insured Obligations to receive the principal of and interest on the Insured Obligation. Ambac shall he subrogated to all the Holders' rights to payment on the Insured Obligations to the extent of the insurance disbursements so made. Once payments of the Insured Amounts have been made to the Trustee, Ambac shall have no further obligation hereunder in respect of such Insured Amounts.

In the event the Trustee for the Insured Obligations has notice that any payment of principal or interest on an Insured Obligation which has become Due for Payment and which is made to a Holder by or on behalf of the Trustee has been deemed a preferential transfer and theretofore recovered from its Holder pursuant to the United States Bankruptcy Code in accordance with a final, nonappealable order of a court of competent jurisdiction, such Holder will be entitled to payment from Ambac to the extent of such recovery if sufficient funds are not otherwise available.

This Policy is noncancelable by Ambac for any reason, including failure to receive payment of any premium due hereunder. The premium on this Policy is not refundable for any reason. This Policy does not insure against loss of any prepayment or other acceleration payment which at any time may become due in respect of any Insured Obligation, other than at the sole option of Ambac, nor against any risk other than Nonpayment, including failure of the Trustee to make any payment due Holders of Insured Amounts.

To the fullest extent permitted by applicable law, Ambac hereby waives and agrees not to assert any and all rights and defenses, to the extent such rights and defenses may he available to Ambac, to avoid payment of its obligations under this Policy in accordance with the express provisions hereof.

Any capitalized terms not defined herein shall have the meaning given such terms in the endorsement attached hereto or in the Agreement.

In witness whereof, Ambac has caused this Policy to be affixed with its corporate seal and to be signed by its duly authorized officers in facsimile to become effective as their original signatures and binding upon Ambac by virtue of the countersignature of its duly authorized representative.


/s/ Robert J. XXXXXXX                                  /s/ Anne G. Gill

President                                              Secretary



                                     [SEAL]




Effective Date                                         XXXXXXXXXXXXXXX
               January 31, 2006                        Authorized Representative


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                                                               EXECUTED VERSION



                CERTIFICATE GUARANTY INSURANCE POLICY ENDORSEMENT


Attached to and forming part of                   Effective Date of Endorsement
Policy No. AB0970BE issued to:                           January 31, 2006

U.S. Bank National Association, as Trustee for the Holders of Lehman XS Trust Mortgage
Pass-Through Certificates, Series 2006-2N,
Class 1-A3 and Class 2-A2A

         For all purposes of the Policy, the following terms shall have the following meanings:

         "Agreement" shall mean the Trust Agreement, dated as of January 1, 2006, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services LLC, as Master Servicer, and U.S. Bank National Association, as Trustee, as such Agreement may be amended, modified or supplemented from time to time as set forth in the Agreement.

         "Business Day" shall mean any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in New York City, New York or the city in which the Corporate Trust Office of the Trustee is located are closed.

         "Certificate Insurance Premium" shall have the meaning set forth in the Agreement.

         "Certificate Insurer" shall mean Ambac Assurance Corporation, or any successor thereto, as issuer of the Policy.

         "Class 1-A3 Certificates" shall mean any one of the Certificates designated as a Class 1-A3 Certificate, substantially in the form set forth in Exhibit A to the Agreement.

         "Class 2-A2A Certificates" shall mean any one of the Certificates designated as a Class 2-A2A Certificate, substantially in the form set forth in Exhibit A to the Agreement.

         "Distribution Date" shall mean the 25th day of each month or, if such 25th day is not a Business Day, the next succeeding Business Day, commencing December 2005.

         "Due for Payment" shall mean, (i) with respect to an Insured Amount, the Distribution Date on which Insured Amounts are due and payable pursuant to the terms of the Agreement and (ii) with respect to a Preference Amount, the Business Day on which the documentation required by the Certificate Insurer has been received by the Certificate Insurer.


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         "Final Scheduled Distribution Date" shall mean the Distribution Date occurring in February 2046.

         "First Distribution Date" shall mean the Distribution Date occurring in February 2006.

         "Guaranteed Certificates" shall mean the Class 1-A3 and Class 2-A2A Certificates.

         "Guaranteed Distributions" shall mean, with respect to the Guaranteed Certificates (a) for any Distribution Date, (i) the Current Interest for the Guaranteed Certificates for such Distribution Date, but excluding therefrom any Net Prepayment Interest Shortfalls and any Relief Act Reductions allocable to the Guaranteed Certificates on such Distribution Date and (ii) the amount of any Applied Loss Amounts allocated to the Guaranteed Certificates on such Distribution Date and (b) for the Final Scheduled Distribution Date, the aggregate Class Principal Amount of the Guaranteed Certificates to the extent unpaid on the Final Scheduled Distribution Date, after taking into account all distributions to be made on such Distribution Date from sources other than the Policy.

         "Holder" shall mean any person who is the registered owner or beneficial owner of any Guaranteed Certificate, but shall not include the Depositor, the Trust Fund, the Trustee, the Master Servicer or any Servicer.

         "Indemnification Agreement" shall mean the Indemnification Agreement, dated as of January 30, 2006, among Ambac Assurance Corporation, Structured Asset Securities Corporation, as Depositor, Lehman Brothers Inc. and Lehman Brothers Holdings Inc., as such Indemnification Agreement may be amended, modified or supplemented from time to time.

         "Insured Amounts" shall mean, with respect to any Distribution Date, the excess, if any of the Guaranteed Distributions for such Distribution Date over the aggregate amount available to be distributed to the Holders of the Guaranteed Certificates on such Distribution Date in accordance with the priorities set forth in Section 5.02 of the Agreement.

         "Insured Payments" shall mean, with respect to any Distribution Date, the aggregate amount actually paid by the Certificate Insurer to the Trustee in respect of (i) Insured Amounts for a Distribution Date and (ii) Preference Amounts for any given Business Day.

         "Late Payment Rate" shall mean for any Distribution Date, the greater of (i) the rate of interest, as it is publicly announced by U.S. Bank National Association at its principal office in New York, New York as its prime rate (any change in such prime rate of interest to be effective on the date such change is announced by U.S. Bank National Association) plus 1% and (ii) the then applicable highest rate of interest on any of the Guaranteed Certificates. The Late Payment Rate shall be computed on the basis of a year of 360 days and the actual number of days elapsed. In no event shall the Late Payment Rate exceed the maximum rate permissible under any applicable law limiting interest rates.

         "Nonpayment" shall mean, with respect to any Distribution Date, an Insured Amount is Due for Payment but has not been paid pursuant to the Agreement.

                                       -2-

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         "Notice" shall mean the telephonic or telegraphic notice, promptly confirmed in writing by telecopy substantially in the form of Exhibit A to the Policy, the original of which is subsequently delivered by registered or certified mail, from the Trustee specifying the Insured Amount or Preference Amount which shall be due and owing on the applicable Distribution Date or Business Day.

         "Policy" shall mean Certificate Guaranty Insurance Policy AB0970BE together with each and every endorsement thereto.

         "Preference Amount" shall mean any payment of principal or interest previously distributed to a Holder on a Guaranteed Certificate, which would have been covered under the Policy as an Insured Amount, which has been deemed a preferential transfer and was previously recovered from its owner pursuant to the United States Bankruptcy Code in accordance with a final, non-appealable order a court of competent jurisdiction.

         "Premium Percentage" shall mean 0.10% per annum with respect to the Guaranteed Certificates.

         "Reimbursement Amount" shall mean, as to any Distribution Date, the sum of (i) all Insured Payments paid by the Certificate Insurer, but for which the Certificate Insurer has not been reimbursed prior to such Distribution Date pursuant to Section 5.02 of the Agreement, plus (ii) interest accrued on such Insured Payments not previously repaid calculated at the Late Payment Rate from the date the Trustee received the related Insured Payments.

         "Trustee" shall mean U.S. Bank National Association or its successor-in-interest, in its capacity as trustee under the Agreement, or if any successor trustee shall be appointed as provided therein, then "Trustee" shall also mean such successor trustee, subject to the provisions thereof.

         Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Agreement.

         Notwithstanding any other provision of the Policy, the Certificate Insurer will pay any Insured Amount payable hereunder no later than 12:00 noon, New York City time, on the later of (i) the Distribution Date on which the related Insured Amount is Due for Payment and (ii) the Business Day following receipt in New York, New York on a Business Day by the Certificate Insurer of a Notice; provided that, if such Notice is received after 12:00 noon, New York City time, on such Business Day, it shall be deemed to be received on the following Business Day. If any such Notice is not in proper form or is otherwise insufficient for the purpose of making a claim under the Policy, it shall be deemed not to have been received for purposes of this paragraph, and the Certificate Insurer shall promptly so advise the Trustee and the Trustee may submit an amended Notice.

         The Certificate Insurer shall pay any Preference Amount when due to be paid pursuant to the Order referred to below, but in any event no earlier than the third Business Day following receipt by the Certificate Insurer on a Business Day of (i) a certified copy of a final, nonappealable order of a court or other body exercising jurisdiction in such insolvency proceeding to the effect that the Trustee or the Holder, as applicable, is required to return such

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Preference Amount paid during the term of the Policy because such payments were avoided as a preferential transfer or otherwise rescinded or required to be restored by the Trustee or the Holder, as applicable (the "Order"), (ii) a certificate by or on behalf of the Trustee that the Order has been entered and is not subject to any stay, (iii) an assignment, in form and substance satisfactory to the Certificate Insurer, duly executed and delivered by the Trustee or Holder, as applicable, irrevocably assigning to the Certificate Insurer all rights and claims of the Trustee or Holder, as applicable, relating to or arising under the Agreement against the estate of the Trustee or otherwise with respect to such Preference Amount and (iv) a Notice of Nonpayment (attached hereto as Exhibit A) appropriately completed and executed by the Trustee; provided, that if such documents are received after 12:00 noon, New York City time, on such Business Day, they will be deemed to be received on the following Business Day; provided, further, that the Certificate Insurer shall not be obligated to make any payment in respect of any Preference Amount representing a payment of principal on the Certificates prior to the time the Certificate Insurer would have been required to make a payment in respect of such principal pursuant to the first paragraph of the Policy. Such payment shall be disbursed to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order, and not to the Trustee or Holder, as applicable, directly, unless the Trustee or Holder, as applicable, has made a payment of the Preference Amount to the court or such receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order, in which case the Certificate Insurer will pay the Trustee or Holder, as applicable, subject to the delivery of (a) the items referred to in clauses (i), (ii), (iii) and
(iv) above to the Certificate Insurer and (b) evidence satisfactory to the Certificate Insurer that payment has been made to such court or receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order.

         The Certificate Insurer shall be subrogated to the rights of each Holder to the extent of any payment by the Certificate Insurer under the Policy.

         The Certificate Insurer hereby agrees that if it shall be subrogated to the rights of Holders by virtue of any payment under the Policy, no recovery of such payment will occur unless the full amount of the Holders' allocable distributions for such Distribution Date can be made. In so doing, the Certificate Insurer does not waive its rights to seek full payment of all Reimbursement Amounts owed to it under the Agreement.

         The Policy will not cover Net Prepayment Interest Shortfalls or Relief Act Reductions allocated to the Guaranteed Certificates, nor does the Policy guaranty to the Holders any particular rate of principal payment. In addition, the Policy does not cover shortfalls, if any, attributable to the liability of the Trust Fund, any REMIC, any Holder or the Trustee for withholding taxes, if any, (including interest and penalties in respect of any liability for withholding taxes) nor any risk other than Nonpayment, including the failure of the Trustee to make any payment required under the Agreement to the Holders. The Policy does not cover Basis Risk Shortfalls or Unpaid Basis Risk Shortfalls on the Guaranteed Certificates.

         The terms and provisions of the Agreement constitute the instrument of assignment referred to in the second paragraph of the face of the Policy.


                                       -4-

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         A premium will be payable on the Policy on each Distribution Date as provided in Section 5.02 of the Agreement, beginning with the First Distribution Date, in an amount, with respect to each distribution date, equal to the Certificate Insurance Premium.

         The Certificate Insurer's obligation under the Policy will be discharged to the extent that funds are received by the Trustee for distribution to the Holders, whether or not those funds are properly applied by the Trustee.

         The Policy to which this Endorsement is attached and of which it forms a part is hereby amended to provide that there shall be no acceleration payment due under the Policy unless such acceleration is at the sole option of the Certificate Insurer.

         Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, provisions, agreements or limitations of the above mentioned Policy other than as above stated.

         To the extent the provisions of this endorsement conflict with the provisions in the above-mentioned Policy, the provisions of this endorsement shall govern.

         The Policy and the obligations of the Certificate Insurer hereunder shall terminate without any action on the part of the Certificate Insurer or any other person on the date that is one year and one day following the earlier to occur of (i) the date on which all amounts required to be paid on the Guaranteed Certificates have been paid in full and (ii) the Final Scheduled Distribution Date. Upon the termination of the Policy, the Trustee shall deliver the original of the Policy to the Certificate Insurer.

         No person other than the Trustee shall be entitled to present the Notice.

         No waiver of any rights or powers of the Certificate Insurer, the Holders or the Trustee or consent by any of them shall be valid unless signed by an authorized officer or agent thereof.

         The Policy is issued under and pursuant to, and shall be construed under, the laws of the State of New York, without giving effect to the conflicts of laws principles thereof.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]






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         IN WITNESS WHEREOF, Ambac Assurance Corporation has caused this endorsement to the Policy to be signed by its duly authorized officers.



__________________________________      ______________________________________
Assistant Secretary                     Managing Director























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                                    EXHIBIT A
                  TO THE CERTIFICATE GUARANTY INSURANCE POLICY
                  --------------------------------------------
                               Policy No. AB0970BE

                         NOTICE OF NONPAYMENT AND DEMAND
              FOR PAYMENT OF INSURED AMOUNTS AND PREFERENCE AMOUNTS

                                                               Date: [         ]

Ambac Assurance Corporation
One State Street Plaza
New York, NY 10004
Attention: General Counsel

         Reference is made to Certificate Guaranty Insurance Policy No. AB0970BE (the "Policy") issued by Ambac Assurance Corporation ("Ambac"). Terms capitalized herein and not otherwise defined shall have the meanings specified in the Policy and the Trust Agreement, dated as of January 1, 2006, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services LLC, as Master Servicer, and U.S. Bank National Association, as Trustee (as such Agreement may be amended, modified or supplemented from time to time as set forth in the Agreement), as the case may be, unless the context otherwise requires.

         The Trustee hereby certifies as follows:

         1. The Trustee is the Trustee under the Agreement for the Holders.

         2. The relevant Distribution Date is [date].

         3. Payment on the Class 1-A3 Certificates [Class 2-A2A Certificates] in respect of the Distribution Date is due to be made on _______________ under the Agreement, in an amount equal to $____________.

         4. There is a [Insured Amount] [Preference Amount] of $__________ in respect of the Class 1-A3 Certificates [Class 2-A2A Certificates] which is Due for Payment pursuant to the terms of the Agreement.

         5. The Trustee has not heretofore made a demand for the [Insured Amount] [Preference Amount] in respect of the Distribution Date.

         6. The Trustee hereby requests the payment of the [Insured Amount] [Preference Amount] that is Due for Payment be made by Ambac under the Policy and directs that payment under the Policy be made to the following account by bank wire transfer of federal or other immediately available funds in accordance with the terms of the Policy to:

         _______________________ Trustee's account number.




                                       A-1
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         7. The Trustee hereby agrees that, following receipt of the [Insured
Amount] [Preference Amount] from Ambac, it shall (a) hold such amounts in trust and apply the same directly to the distribution of payment on the Class 1-A3 Certificates [Class 2-A2A Certificates] when due; (b) not apply such funds for any other purpose; (c) deposit such funds to the Policy Payments Account and not commingle such funds with other funds held by the Trustee and (d) maintain an accurate record of such payments with respect to each Certificate and the corresponding claim on the Policy and proceeds thereof.

                                        [Name of Trustee]


                                        By: ________________________________

                                        Title: _____________________________
                                                       (Officer)














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